UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2013

SYMETRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

777 108th Avenue NE, Suite 1200 Bellevue, Washington	98004
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (425) 256-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 24, 2013, Symetra Financial Corporation, a Delaware corporation, issued (i) a press release announcing its financial results for the fiscal quarter ended June 30, 2013, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the fiscal quarter ended June 30, 2013, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The information in this report, including Exhibits 99.1 and 99.2, have been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section. The information in this report shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Symetra Financial Corporation, dated July 24, 2013, announcing second quarter ended June 30, 2013 results.

99.2	Quarterly Financial Supplement for the quarter ended June 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMETRA FINANCIAL CORPORATION

By:	/s/ David S. Goldstein
Name:	David S. Goldstein
Title:	Senior Vice President,
General Counsel and Secretary

Date: July 24, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Symetra Financial Corporation, dated July 24, 2013, announcing second quarter ended June 30, 2013 results.

99.2	Quarterly Financial Supplement for the quarter ended June 30, 2013.